================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ------------------

                                  FORM 8-K/A
            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               ------------------


                     JANUARY 19, 2001 (OCTOBER 25, 2000)
               Date of report (Date of earliest event reported)

                             CENDANT CORPORATION
            (Exact name of Registrant as specified in its charter)



            DELAWARE                     1-10308                06-0918165
   (State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                         Identification Number)



       9 WEST 57TH STREET                                           10019
           NEW YORK, NY                                          (Zip Code)
   (Address of principal executive office)



                                  212-413-1800
              (Registrant's telephone number, including area code)

================================================================================

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENDANT CORPORATION




                                          By: /s/ Duncan H. Cocroft
                                          -------------------------
                                                  Duncan H. Cocroft
                                                  Executive Vice President and
                                                  Chief Financial Officer


                                          By: /s/ John T. McClain
                                          -----------------------
                                                  John T. McClain
                                                  Senior Vice President,
                                                  Finance and
                                                  Corporate Controller

Date: January 19, 2001

ITEM 5.     OTHER EVENTS.

            As previously announced, Cendant Corporation ("Cendant") will distribute 100% of the stock of a new company incorporating its individual membership segment and its loyalty business to Cendant's CD common stockholders in a tax free spin-off. Cendant expects the process, which includes formation of the company, registration of its shares, and distribution of the shares to shareholders, to be completed by mid-2001. In connection with the planned spin-off, the account balances and activities of Cendant's individual membership segment were segregated and reported as a discontinued operation for financial reporting purposes. This filing is being provided to reflect the individual membership segment as a discontinued operation in the Company's consolidated financial statements at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 (see Exhibit 99.1).

ITEM 7.     FINANCIAL STATEMENTS.

            (c)   Exhibits.

            See Exhibit Index.

                             CENDANT CORPORATION
                          CURRENT REPORT ON FORM 8-K



                                EXHIBIT INDEX

   EXHIBIT
     NO.     DESCRIPTION
   ------    -----------
   12.1      Restated Statement Re: Computation of Consolidated Ratio of
             Earnings to Fixed Charges

   23.1      Consent of Deloitte & Touche, LLP

   99.1      Restated Selected Financial Data

   99.2      Restated Management's Discussion and Analysis of Results of
             Operations

   99.3 Restated Audited Consolidated Financial Statements of Cendant Corporation at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999

   27.1(a)   Restated Financial Data Schedule for the year ended December 31,
             1999

   27.1(b)   Restated Financial Data Schedule for the year ended December 31,
             1998

   27.1(c)   Restated Financial Data Schedule for the year ended December 31,
             1997


                                3